CALVERT BALANCED PORTFOLIO
Supplement to
Calvert Equity and Asset Allocation Funds Prospectus (Class A, B, C and Y)
dated January 31, 2015
Calvert Equity and Asset Allocation Funds Prospectus (Class I)
dated January 31, 2015
Date of Supplement: March 5, 2015
Removal of Profit Investment Management as Subadvisor
The Calvert Social Investment Fund Board of Trustees (the “Board”) has approved, effective on or about March 4, 2015, the removal of Profit Investment Management (“Profit”) as investment subadvisor for
Calvert Balanced Portfolio (the “Fund”). Current investment advisor Calvert Investment Management, Inc. (“Calvert”), which has directly managed a portion of the Fund’s equity assets since September 2013, will assume responsibility for the day-to-day management of the equity assets previously managed by Profit. Calvert now has responsibility for the day-to-day management of all Fund assets.
In connection with the aforementioned changes, each Prospectus is hereby amended as follows:
All references to Profit and its portfolio manager are deleted.